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                                                                    Exhibit 10.2

                       MASTER RELEASE [INTERCOMPANY NOTES]

                                November 22, 2002

Bearing Point, Inc. (f/k/a KPMG Consulting, Inc.)
Bearing Point Tower
1676 International Drive
McLean, Virginia 22102

Ladies and Gentlemen:

     Reference is made to (i) that certain Credit Agreement, dated as of May 24, 2000, as amended and restated as of May 21, 2001, and as further amended, restated, modified, and otherwise supplemented through, but not including May 24, 2002, by and among KPMG Consulting, Inc. ("Borrower"), the Guarantors party thereto ("Guarantors"), the Banks party thereto ("Banks") and PNC BANK, NATIONAL ASSOCIATION, administrative agent ("Agent") (the "Prior Credit Agreement"); (ii) that certain Security Agreement-Promissory Notes dated as of September 30, 2000, by and among the Borrower and certain Subsidiaries of the Borrower in favor of the Agent, and (iii) that certain Security Agreement-Promissory Notes dated as of November 10, 2000, by and between the Borrower and certain Subsidiaries of the Borrower in favor of the Agent. (collectively, items (ii) and (iii) above, the "Prior Security Documents").

         The Prior Credit Agreement and Prior Security Documents having been terminated on May 24, 2002, the Agent, on behalf of the Banks party to the Prior Credit Agreement, hereby acknowledges the release of its Liens on the specific assets listed on Annex A hereto and delivers to you the original documents listed on Annex B hereto.

                              Yours Truly,

                              PNC BANK, NATIONAL ASSOCIATION,
                              as Administrative Agent for the Banks party to the Prior Credit Agreement

                              By: ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________

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                                     ANNEX A

     The Agent, on behalf of the Banks party to the Prior Credit Agreement, hereby acknowledges and agrees that all of its right, title and interest in and to following has been released and terminated:

     1. Note dated 6-27-00 by KPMG Consulting New Zealand, Ltd. in favor of KPMG Consulting, LLC

     2. Note dated 3-16-00 by KPMG Consulting Company Limited in favor of KPMG Consulting, LLC

     3. Note dated 12-28-99 by KPMG Consulting Mexico S. de R.L. de C.V. in favor of KPMG Consulting Americas, Inc.

     4. Demand Note dated 3-30-00 by KPMG Consulting, LP in favor of KPMG Consulting, LLC

     5. Term Note dated 6-15-00 by KPMG Santong Consulting, Inc. in favor of KPMG Consulting, LLC

     6. Term Note dated 6-23-00 by KPMG Santong Consulting, Inc. in favor of KPMG Consulting, LLC

     7. Term Note dated 7-21-00 by KPMG Consulting, Inc. in favor of KPMG Consulting, LLC

     8. Revolving Demand Note dated 9-26-00 by KPMG Ireland 2000 Ltd. in favor of KPMG Consulting, Inc.

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                                     ANNEX B

     1. Note dated 6-27-00 by KPMG Consulting New Zealand, Ltd. in favor of KPMG Consulting, LLC

     2. Note dated 3-16-00 by KPMG Consulting Company Limited in favor of KPMG Consulting, LLC

     3. Note dated 12-28-99 by KPMG Consulting Mexico S. de R.L. de C.V. in favor of KPMG Consulting Americas, Inc.

     4. Demand Note dated 3-30-00 by KPMG Consulting, LP in favor of KPMG Consulting, LLC

     5. Term Note dated 6-15-00 by KPMG Santong Consulting, Inc. in favor of KPMG Consulting, LLC

     6. Term Note dated 6-23-00 by KPMG Santong Consulting, Inc. in favor of KPMG Consulting, LLC

     7. Term Note dated 7-21-00 by KPMG Consulting, Inc. in favor of KPMG Consulting, LLC

     8. Revolving Demand Note dated 9-26-00 by KPMG Ireland 2000 Ltd. in favor of KPMG Consulting, Inc.

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